UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 8, 2009

NATIONAL TECHNICAL SYSTEMS, INC.

(Exact Name of Registrant as Specified in Charter)

California	0-16438	95-4134955
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24007 Ventura Boulevard, Suite 200 Calabasas, California	91302
(Address of Principal Executive Offices)	Zip Code

(818) 591-0776
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation	FD Disclosure.

On July 10, 2009, we issued a press release about the approval by our Board of Directors of a stock repurchase plan, pursuant to which we will purchase up to 200,000 shares of our common stock. The full text of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference. The information in the press release is not to be deemed "filed" for purposes of the Securities Exchange Act of 1934, and is not incorporated by reference in any registration statement under the Securities Act of 1933.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits
Exhibit 99.1	Press release issued on July 10, 2009 regarding the approval by our board of directors of a stock repurchase plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 10, 2009	National Technical Systems, Inc. By: /s/ Raffy Lorentzian Name: Raffy Lorentzian Title: Senior Vice President and Chief Financial Officer

EXHIBIT 99.1

Press release issued on July 10, 2009 regarding the approval by our board of directors of a stock repurchase plan.